UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) Amendment No. 1 to the Secondment Agreement with GB Capital Ltd.

On October 16, 2025, PMGC Holdings Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 to the Secondment Agreement (“Amendment No. 1 to the GB Capital Secondment Agreement”) with GB Capital Ltd, a British Columbia, Canada corporation (“GB Capital”), an entity wholly owned by the Company’s Non-Employee Chief Executive Officer and Chief Financial Officer, Graydon Bensler.

Amendment No. 1 to the GB Capital Secondment Agreement amends the Secondment Agreement between the Company and GB Capital dated July 25, 2025 (the “GB Capital Secondment Agreement”) as follows:

a. The effective date of the GB Capital Secondment Agreement was amended to October 16, 2025.

b. Section 4 of the GB Capital Secondment Agreement was amended and supplemented to state that the seconded employees of GB Capital (“GB Capital Seconded Employees”) are classified as exempt under applicable law and will be paid on a salary basis, while non-exempt GB Capital Seconded Employees will be paid hourly, with overtime in accordance with law. Amendment No. 1 to the GB Capital Secondment Agreement also added terms to Section 4 providing for: GB Capital Seconded Employees’s eligibility to participate in the Company’s group health plans on the same terms as similarly situated employees; and GB Capital’s proposal of milestone-driven bonuses or incentive payments for GB Capital Seconded Employees, subject to the Company’s prior written approval.

c. Terms were added to Section 5 providing for: (i) the Company’s reimbursement to GB Capital for all costs and expenses associated with any GB Capital Seconded Employee’s use of a company car in the course of providing services to the Company: (ii) the Company’s reimbursement to GB Capital for reasonable costs and expenses incurred in providing office space for GB Capital Seconded Employees during the secondment period, including rent, utilities, and related overhead, to the extent such office space is used for the performance of services for the Company; (iii) the Company’s provision of a mobile phone and/or reimbursement for certain costs associated with the phone if in performing the secondment, a mobile phone and/or associated service plan is reasonably required; and (iv) the Company’s reimbursement to GB Capital for fees actually incurred in connection with the hiring and onboarding of GB Capital Seconded Employees.

d. Amendment No. 1 to the GB Capital Secondment Agreement replaced Exhibit A of the GB Capital Secondment Agreement with a new Exhibit A setting forth (i) approved GB Capital Seconded Employees; and (ii) the Company’s payment of a fee equal to 30% of aggregate employment costs for all of the GB Capital Seconded Employees. Any additions of employees beyond those set forth in Exhibit A requires prior review and approval by the Company’s Board of Directors (“Board”).

Except as expressly amended by Amendment No. 1 to the GB Capital Secondment Agreement, all other terms and conditions of the GB Capital Secondment Agreement remain unchanged and in full force and effect. The foregoing summary of Amendment No. 1 to the GB Capital Secondment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated herein by reference.

(b) Amendment No. 1 to the Secondment Agreement with Northstrive Companies Inc.

On October 16, 2025, the Company entered into Amendment No. 1 to the Secondment Agreement (“Amendment No. 1 to the Northstrive Secondment Agreement”) with Northstrive Companies Inc., a California corporation (“Northstrive”), an entity wholly owned by the Company’s Non-Employee, Non-Executive Chairman, Braeden Lichti.

Amendment No. 1 to the Northstrive Secondment Agreement amends the Secondment Agreement between the Company and Northstrive dated May 7, 2025 (the “Northstrive Secondment Agreement”) as follows:

a. The effective date of the Northstrive Secondment Agreement was amended to October 16, 2025.

b. Section 4 of the Northstrive Secondment Agreement was amended and supplemented to state that the seconded employees of Northstrive (“Northstrive Seconded Employees”) are classified as exempt under applicable law and will be paid on a salary basis, while non-exempt Northstrive Seconded Employees will be paid hourly, with overtime in accordance with law. Amendment No. 1 to the Northstrive Secondment Agreement also added terms to Section 4 providing for: Northstrive Seconded Employees’ eligibility to participate in the Company’s group health plans on the same terms as similarly situated employees; and Northstrive’s proposal of milestone-driven bonuses or incentive payments for Northstrive Seconded Employees, subject to the Company’s prior written approval.

c. Terms were added to Section 5 providing for: (i) the Company’s reimbursement to Northstrive for all costs and expenses associated with any Northstrive Seconded Employee’s use of a company car in the course of providing services to the Company: (ii) the Company’s reimbursement to Northstrive for reasonable costs and expenses incurred in providing office space for Northstrive Seconded Employees during the secondment period, including rent, utilities, and related overhead, to the extent such office space is used for the performance of services for the Company; (iii) the Company’s provision of a mobile phone and/or reimbursement for certain costs associated with the phone if in performing the secondment, a mobile phone and/or associated service plan is reasonably required; and (iv) the Company’s reimbursement to Northstrive for fees actually incurred in connection with the hiring and onboarding of Northstrive Seconded Employees.

d. Amendment No. 1 to the Northstrive Secondment Agreement replaced Exhibit A of the Northstrive Secondment Agreement with a new Exhibit A setting forth (i) approved Northstrive Seconded Employees; and (ii) the Company’s payment of a fee equal to 30% of aggregate employment costs for all of the Northstrive Seconded Employees. Any additions of employees beyond those set forth in Exhibit A requires prior review and approval by the Company’s Board.

Except as expressly amended by Amendment No. 1 to the Northstrive Secondment Agreement, all other terms and conditions of the Northstrive Secondment Agreement remain unchanged and in full force and effect. The foregoing summary of Amendment No. 1 to the Northstrive Secondment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

(c) Amendment No. 4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer with GB Capital Ltd

On October 16, 2025, the Company entered into Amendment No. 4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer (“Amendment No. 4 to the GB Capital Consulting Agreement”) with GB Capital.

Amendment No. 4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital (the “GB Capital Consulting Agreement”) modified the terms of the GB Capital Consulting Agreement as follows:

a. Add terms to Section 3 to provide for a monthly housing reimbursement of $8,000 to GB Capital solely for the purpose of facilitating its performance of services in Newport Beach, California.

b. Amend and restate Section 5’s provisions regarding GB Capital’s independent contractor relationship with the Company;

c. Amend and restate Section 6’s provisions regarding GB Capital’s determination of the method, detail, and means of performing its services, subject to the results required by the Company set forth in the GB Capital Consulting Agreement and applicable Statements of Work, if any;

d. Amend and restate subsection 6(b)’s provisions regarding GB Capital’s ineligibility for the Company’s employee benefits;

e. Amend and restate subsection 6(c)’s provisions regarding GB Capital’s tax responsibilities for compensation paid under the GB Capital Consulting Agreement;

f. Add subsection 6(d) to provide for GB Capital’s express authorization to enter into contracts and make commitments on behalf of the Company, subject to any limitations or approval requirements established by the Board or as otherwise provided in writing by the Company;

g. Add subsection 6(e) to provide for GB Capital’s non-exclusive engagement as consultant under the GB Capital Consulting Agreement and permit GB Capital’s to provide services to other clients and other clients and to engage in other business activities; and

h. Add subsection 6(f) to state that the GB Capital Consulting Agreement does not create an employment, agency, partnership, fiduciary, or joint venture relationship between the Parties.

Additionally, Amendment No. 4 to the GB Capital Consulting Agreement replaces all references to “severance payment”, “Severance Payment”, and “Severance Event”) in the GB Capital Consulting Agreement with “termination payment,” “Termination Payment,” and “Termination Event,” respectively, on a nomenclature basis without changing the parties’ substantive rights or obligations.

Except as expressly amended in Amendment No. 4 to the GB Capital Consulting Agreement, the GB Capital Consulting Agreement remains in full force and effect. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4 to the GB Capital Consulting Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

(c) Amendment No. 4 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman between the Company and Northstrive Companies Inc.

On October 16, 2025, the Company entered into Amendment No. 4 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman (“Amendment No. 4 to the Northstrive Consulting Agreement”) with Northstrive.

Amendment No. 4 to the Northstrive Consulting Agreement modified the terms of the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman between the Company and Northstrive dated October 25, 2024 as follows:

a. Amend subsection 1(a) to state that NorthStrive’s the “Non-Executive Chairman” title is for consulting purposes only and does not confer officer, employee, or director status on Northstrive.

b. Replace all references to “Severance Payment” and “Severance Event” in Section 4 to “Termination Payment” and “Termination Event.”

c. Amend Section 4 to: (i) additionally provide that Northstrive is entitled to payment for all services performed and approved expenses incurred up to the effective date of termination of the Northstrive Consulting Agreement, (ii) remove any references in Section 4 to the requirement that Northstrive execute a separation agreement and release of claims as a condition to payment, and (iii) remove any language stating the Northstrive’s unvested options will not accelerate on termination not for Cause.

d. Amend Section 6 to state that Northstrive shall determine the method, details, and means of performing its services, subject only to the results required by the Company.

e. Amend and restate subsection 6(a) to provide that Northstrive is expressly authorized to enter into contracts and make commitments on behalf of the Company, subject to any limitations or approval requirements established by the Board or as otherwise provided in writing by the Company.

f. Amend and restate subsection 6(b)’s provisions regarding Northstrive’s ineligibility for the Company’s employee benefits;

g. Amend and restate subsection 6(c)’s provisions regarding Northstrive’s tax responsibilities for compensation paid under the Northstrive Consulting Agreement;

h. Amend Section 7 to state that Northstrive retains the right to provide services to others, subject to applicable noncompete/conflict provisions in the Northstrive Consulting Agreement; and

i. Add a new subsection 10(a) to emphasize that Northsrive does not have an employment relationship, partnership, joint venture, fiduciary, or agency relationship with the Company under the Northstrive Consulting Agreement.

Capitalized terms used in Item 1.01(c) of this Form 8-K but not otherwise defined have the meanings set forth in Amendment No. 4 to the Northstrive Consulting Agreement.

Except as expressly amended in Amendment No. 4 to the Northstrive Consulting Agreement, the Northstrive Consulting Agreement remains in full force and effect. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4 to the Northstrive Consulting Agreement, a copy of which is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Amendment No. 1 to the Secondment Agreement between the Company and GB Capital Ltd, dated October 16, 2025.
10.2+	Amendment No. 1 to the Secondment Agreement between the Company and Northstrive Companies Inc., dated October 16, 2025.
10.3	Amendment No.4 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital Ltd.
10.4	Amendment No. 4 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman with NorthStrive Companies Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

+	Portions of this exhibit have been redacted

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, Chief Financial Officer, and Director